UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2015

Sagent Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-35144

Delaware	98-0536317
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1901 N. Roselle Road, Suite 700, Schaumburg, Illinois 60195

(Address of principal executive offices, including zip code)

(847) 908-1600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On April 6, 2015, Sagent (China) Pharmaceuticals Co., Ltd. (“SCP”), a wholly-owned subsidiary of Sagent Pharmaceuticals, Inc. (the “Company”) entered into a fixed assets committed loan facility (“China Facility”) with JPMorgan Chase Bank (China) Company Limited, Shanghai Branch (the “Bank”). SCP may make drawings under the China Facility in an aggregate amount up to $18.0 million to finance capital expenditures relating to a product line expansion. Amounts drawn under the China Facility bear interest at the LIBOR rate (or the Bank’s cost of funds if the long term foreign debt quota of the Bank is not available) plus 3.25%. Amounts drawn under the China Facility will be subject to an amortization schedule. Principal payments for any amounts drawn will be repaid in accordance with that schedule, between 36-60 months.

In connection with the China Facility, on April 6, 2015 the Company and its wholly-owned subsidiary, Sagent Pharmaceuticals (“Sagent Wyoming”) entered into an amendment (the “Amendment”) to the credit agreement with JPMorgan Chase Bank, N.A., (the “Chase Agreement”), dated as of October 31, 2014, as well as a guaranty (the “Guaranty”) in favor of JPMorgan Chase Bank, N.A. and certain of its affiliates. Under the Guaranty and Amendment, the Company and Sagent Wyoming provide JPMorgan Chase Bank, N.A. and its affiliates a guaranty of obligations incurred by SCP under the China Facility.

The foregoing summaries of the China Facility, the Amendment and the Guaranty do not purport to be complete and are qualified in their entirety by reference to the complete terms of such documents, copies of which the Company has filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit Number	Description

10.1	Fixed Assets Committed Loan Facility Offer Letter, dated April 6, 2015, by and between Sagent (China) Pharmaceuticals Co., Ltd., and JPMorgan Chase Bank (China) Company Limited, Shanghai Branch

10.2	Amendment No. 1 to Credit Agreement, dated April 6, 2015, by and among Sagent Pharmaceuticals, Inc., Sagent Pharmaceuticals, and JPMorgan Chase Bank, N.A.

10.3	Guaranty, dated April 6, 2015, by Sagent Pharmaceuticals, Inc. and Sagent Pharmaceuticals, for the benefit of JPMorgan Chase Bank, N.A. and each of the Lending Installations named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAGENT PHARMACEUTICALS, INC.

Date: April 10, 2015		/s/ Michael Logerfo
	Name:	Michael Logerfo
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary